UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017

PACIFIC SPECIAL ACQUISITION CORP.

 (Exact name of registrant as specified in its charter)

British Virgin Islands	001- 37593	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 Pudong South Road, The World Plaza, 27th Floor

Pudong, Shanghai

China 200120

(Address of principal executive offices, including Zip Code)

(86) 21-61376584

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION

PRIOR TO AND AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, PACIFIC SPECIAL ACQUISITION CORP. (“PACIFIC”) HAS HELD, AND INTENDS TO CONTINUE TO HOLD, PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING PACIFIC’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OF PACIFIC AND BORQS INTERNATIONAL HOLDING CORP (“BORQS”) DESCRIBED IN PACIFIC’S CURRENT REPORTS ON FORM 8-K FILED JANUARY 3, 2017 AND MAY 12, 2017.

IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, ON FEBRUARY 13, 2017, PACIFIC FILED A PRELIMINARY PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), AND ON EACH OF MAY 19, 2017 AND JUNE 30, 2017, PACIFIC FILED AN AMENDMENT TO THE PRELIMINARY PROXY STATEMENT. IT WILL FILE WITH THE SEC AND MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO ITS SHAREHOLDERS, WHEN AVAILABLE. SHAREHOLDERS OF PACIFIC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ PACIFIC’S PRELIMINARY PROXY STATEMENT AND AMENDMENTS THERETO AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH PACIFIC’S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO IT. SUCH PERSONS CAN ALSO READ PACIFIC’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2016 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF PACIFIC’S OFFICERS AND DIRECTORS AND THEIR EXPECTED RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE EVENT OF A SUCCESSFUL CONSUMMATION OF THE PROPOSED BUSINESS COMBINATION. PACIFIC’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SHAREHOLDERS OF PACIFIC AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTIONS RELATING TO THE PROPOSED BUSINESS COMBINATION. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT, WHEN AVAILABLE, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT PACIFIC, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY CALLING 1-800-SEC-0330. COPIES OF THE DEFINITIVE PROXY STATEMENT AND OTHER FILINGS WITH THE SEC CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO PACIFIC AT 855 PUDONG SOUTH ROAD, THE WORLD PLAZA, 27TH FLOOR, PUDONG, SHANGHAI, CHINA 200120.

PARTICIPANTS IN THE SOLICITATION

PACIFIC AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM PACIFIC’S SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING PACIFIC’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2016. ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS ARE CONTAINED IN THE PRELIMINARY PROXY STATEMENT AND WILL BE CONTAINED IN ANY AMENDMENTS THERETO AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT RELATING TO THE PROPOSED BUSINESS COMBINATION, WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

DISCLAIMER

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF PACIFIC OR BORQS, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

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FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, PACIFIC’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED BUSINESS COMBINATION; APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO SUCH TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS: THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THAT THE CLOSING MAY BE DELAYED BECAUSE CONDITIONS TO THE CLOSING MAY NOT BE SATISFIED, INCLUDING THE RECEIPT OF THE REQUISITE SHAREHOLDER AND OTHER APPROVALS, THE PERFORMANCES OF PACIFIC AND BORQS, AND THE ABILITY OF PACIFIC OR, AFTER THE CLOSING OF THE TRANSACTIONS, THE COMBINED COMPANY, TO CONTINUE TO MEET THE NASDAQ CAPITAL MARKET’S LISTING STANDARDS; THE REACTION OF BORQS CUSTOMERS, SUPPLIERS, AND SERVICE PROVIDERS TO THE BUSINESS COMBINATION; UNEXPECTED COSTS, LIABILITIES OR DELAYS IN THE BUSINESS COMBINATION TRANSACTIONS; THE OUTCOME OF ANY LEGAL PROCEEDINGS RELATED TO THE TRANSACTION; THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION TRANSACTION AGREEMENT; AND GENERAL ECONOMIC CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN PACIFIC’S MOST RECENT FILINGS WITH THE SEC, INCLUDING THE PRELIMINARY PROXY STATEMENT FILED ON FEBRUARY 13, 2017, AS AMENDED ON EACH OF MAY 19, 2017 AND JUNE 30, 2017. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING PACIFIC AND BORQS, THE BUSINESS COMBINATION TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO PACIFIC, BORQS, BORQS’ SHAREHOLDERS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER PACIFIC, BORQS, NOR BORQS’ SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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Item 1.01 Entry Into A Material Definitive Agreement.

As previously reported on a current report on Form 8-K filed on January 3, 2017, on December 27, 2016, Pacific Special Acquisition Corp., a British Virgin Islands business company with limited liability (“Pacific”), entered into a Merger Agreement (the “Merger Agreement”) with Borqs International Holding Corp. (“Borqs”), PAAC Merger Subsidiary Limited, a wholly-owned subsidiary of Pacific (“Merger Sub”), Zhengqi International Holding Limited, in the capacity as the representative for the shareholders of Pacific other than the shareholders of Borqs (the “Purchaser Representative”), Zhengdong Zou, in the capacity as the representative for the shareholders of Borqs (the “Seller Representative”), and for certain limited purposes thereof, Zhengqi International Holding Limited, as Pacific’s sponsor (the “Sponsor”). Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Borqs, with Borqs continuing as the surviving entity (the “Merger”). As a result of the consummation of the Merger, at the effective time of the Merger, and subject to the terms and conditions set forth in the Merger Agreement, the holders of Borqs issued and outstanding capital shares will receive ordinary shares, no par value, of Pacific (“Pacific Ordinary Shares”), the holders of Borqs issued and outstanding warrants will receive replacement warrants to acquire Pacific Ordinary Shares, and the holders of Borqs issued and outstanding options will have their options assumed by Pacific and will instead acquire Pacific Ordinary Shares upon exercise of such options.

As previously reported on a current report on Form 8-K filed on May 12, 2017, on May 10, 2017, Pacific, the Purchaser Representative, the Seller Representative and Borqs entered into a First Amendment to the Merger Agreement (the “First Amendment”) to amend certain of the terms of the Merger Agreement. The First Amendment (i) reduced the base value of the merger consideration to be received by Borqs shareholders from $303.0 million to $270.0 million, (ii) provided that a number of the Pacific Ordinary Shares otherwise to be received by Borqs shareholders as merger consideration, between 2,352,285 and 3,846,154 shares (the “Earnout Shares”), will be contingent, deposited in escrow and subject to an earnout based on the consolidated net income of Pacific and its subsidiaries, subject to certain adjustments (the “Adjusted Net Income”), for the twelve month period from July 1, 2017 to June 30, 2018 (the “Earnout Period”), and (iii) revised the indemnity escrow so that 4% of the shares due to the Borqs shareholders as merger consideration at the Closing (excluding for the purposes of such calculation any Earnout Shares) would be deposited into the indemnity escrow at the Closing.

As also reported on the current report on Form 8-K filed on May 12, 2017, on May 11, 2017, Pacific and the Sponsor entered into a Backstop and Subscription Agreement (the “Backstop Agreement”), pursuant to which the Sponsor agreed to purchase up to $24.0 million of Pacific Ordinary Shares through (i) open market or privately negotiated transactions with third parties (with the Sponsor not obligated to pay a price of greater than $10.40 per share), (ii) a private placement at a price of $10.40 per share with consummation to occur concurrently with that of the Business Combination or (iii) a combination thereof, in order to ensure that there is at least $24.0 million in Closing Proceeds (the “Backstop”), although Sponsor is entitled, at its sole election, to purchase additional Pacific Ordinary Shares in excess of such $24.0 million Closing Proceeds requirement, up to $24.0 million purchased in total in connection with the Backstop Agreement. As consideration for the Backstop, the Sponsor is entitled to receive a portion of the Earnout Shares that are not earned by Borqs shareholders, subject to the terms and conditions of the Merger Agreement, as amended.

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On June 29, 2017, Pacific, the Purchaser Representative, the Seller Representative and Borqs entered into a Second Amendment to the Merger Agreement (the “Second Amendment”) to reflect Pacific’s plans to seek third party equity financing pursuant to private placements or commitments made by qualified institutional buyers or institutional accredited investors (“Commitment Investors”), where the Commitment Investors would make agreed upon purchases in open market or privately negotiated transactions with third parties (with the Commitment Investor not obligated to pay a price of greater than $10.40 per share), (ii) a private placement at a price of $10.40 per share with consummation to occur concurrently with that of the Business Combination or (iii) a combination thereof (the “Commitment Investment”). In connection with the Commitment Investment, the Second Amendment revises the allocation of the Earnout Shares among the Sponsor, the Commitment Investors and the remaining portion of the Earnout Shares that are cancelled if not earned (the “Net Income Shares”). As amended, the Merger Agreement now provides that between 1,282,051 and 2,352,285 Earnout Shares will be issued in the name of the Sponsor and deposited in escrow, and for which Sponsor will be entitled to retain to the extent not earned by Borqs shareholders (the “Backstop Guarantee Shares”). To the extent there is any Commitment Investment, up to 2,564,103 of the Earnout Shares will be issued in the name of the Commitment Investors, deposited in escrow, and the Commitment Investors will be entitled to retain such shares to the extent the earnout conditions are not met (the “Commitment Escrow Shares”). Commitment Investors will be allocated Commitment Escrow Shares at a rate equal to approximately 44,593 Commitment Escrow Shares per $1,000,000 of committed investment, and the total number of Commitment Escrow Shares will depend on the amount of aggregate investment from all Commitment Investors. The Commitment Escrow Shares will be derived from either the Backstop Guarantee Shares or the Net Income Shares, depending on the amount and source of the funds left in Pacific’s trust account after redemptions. Any remaining Earnout Shares, after accounting for the Backstop Guarantee Shares and the Commitment Escrow Shares, will be Net Income Shares issued in the name of the Sellers and deposited in escrow, and cancelled to the extent the earnout conditions are not met. The Sponsor and the Commitment Investors will be entitled to all voting rights and dividend rights (other than equity securities paid as dividends) with respect to the Backstop Guarantee Shares and the Commitment Escrow Shares while they are held in escrow. The Sellers will be entitled to all voting rights and dividend rights (other than equity securities paid as dividends) with respect to the Net Income Shares while such Net Income Shares are held in escrow.

A copy of the Second Amendment is filed with this Current Report on Form 8-K as Exhibit 2.3 hereto, and is incorporated herein by reference, and the foregoing description of the Second Amendment is qualified in its entirety by reference thereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

2.3	Second Amendment to Merger Agreement, dated as of June 29, 2017, by and among Pacific Special Acquisition Corp., Zhengqi International Holding Limited, in its capacity as the Purchaser Representative thereunder, PAAC Merger Subsidiary Limited, Zhengdong Zou, in its capacity as the Seller Representative thereunder, and Borqs International Holding Corp

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2017	PACIFIC SPECIAL ACQUISITION CORP.

	By:	/s/ Zhouhong Peng
Name: Zhouhong Peng
Title: Chief Executive Officer

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